QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 11, 2007

ARCHSTONE-SMITH OPERATING TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-10272 (Commission File Number)	90-0042860 (I.R.S. Employer Identification Number)

9200 E. Panorama Circle, Suite 400, Englewood, CO (Address of principal executive offices)	80112 (Zip Code)

Registrant's telephone number, including area code: (303) 708-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        On September 11, 2007, Archstone-Smith Operating Trust mailed to its Class A-1 common unitholders notice and certain additional materials related to the extension of the deadline by which such holders have the opportunity to make an election with respect to the consideration that they will receive in connection with the proposed merger of Archstone-Smith Operating Trust with a subsidiary of an entity jointly controlled by affiliates of Tishman Speyer Real Estate Venture VII, L.P. and Lehman Brothers Holdings Inc. A copy of the materials that were sent to the unitholders is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

  (d)
  Exhibits

          The exhibits required by this item are set forth on the Exhibit Index attached hereto.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST
Date: September 11, 2007	By:	/s/ Thomas S. Reif
		Name:	Thomas S. Reif
		Title:	Group Vice President and Associate General Counsel

3

EXHIBIT INDEX

Exhibit Number	Description
12.1	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Unit Distributions
99.1	Cover letter and additional materials sent to Class A-1 common unitholders in connection with the extension of the election deadline.

QuickLinks

  Item 8.01. Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX